FIRST AMENDMENT TO
                               DEED OF TRUST NOTE
                         AND CONSTRUCTION LOAN AGREEMENT


         THIS FIRST AMENDMENT TO DEED OF TRUST NOTE AND CONSTRUCTION LOAN AGREEMENT ("First Amendment") made as of the 27th day of February, 1998, between COLONIAL DOWNS, L.P., a Virginia limited partnership, having its principal office at 3610 Courthouse Road, P.O. Box 456, Providence Forge, Virginia 23140 (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION ("the Bank"), whose address is One PNC Plaza, P1-POPP-19-2, 19th Floor, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707, Attention: Real Estate Banking.

                              W I T N E S S E T H:

         WHEREAS, the Borrower executed and delivered to the Bank that certain Deed of Trust Note (the "Note") dated June 26, 1997, in the original principal amount of $10,000,000 (all capitalized terms employed herein shall have the meanings ascribed to such terms in the Note unless defined to the contrary herein) pursuant to the terms and conditions of that certain Construction Loan Agreement dated June 26, 1997 (the "Agreement"); and

         WHEREAS, the Borrower remains the owner of, and party to, the Note, the Agreement and of the other documents executed in connection with the Note; and

         WHEREAS, the parties desire to amend the amortization schedule by deferring the commencement date of principal payments required under the Note from March 31, 1998 to December 1, 1998, and to amend the Note and the Agreement in certain other respects.

         NOW, THEREFORE, for good and valuable consideration, intending to be legally bound, the parties covenant and agree as follows:

         1. The definition of the term "Amortization Period" as used in paragraph B of the Note and defined in paragraph 1.1 of the Agreement is hereby amended to provide in full as follows:

                  "Amortization Period" shall mean the period of time during the term of the Loan where Borrower shall make Mandatory Principal Payments to Lender; which period shall begin on March 31, 1999

         2. Paragraph B of the Note is hereby further amended by adding the following sentence at the beginning of Paragraph B:

                  "On December 1, 1998, Borrower shall make a principal payment in the amount of One Million Dollars ($1,000,000)".

         3. Except as specifically modified herein, each of the Note and the Agreement is hereby ratified and confirmed and all other terms and conditions of the Note and the Agreement remain in full force and effect. Nothing contained herein shall be deemed to constitute a novation of the obligations of Borrower evidenced by the Note.

         4. The Borrower hereby represents and warrants to the Bank that (a) no Event of Default, and no event or condition which, with the passage of time or the giving of notice or both, would constitute an Event of Default, has occurred and is continuing on the date hereof, and (b) the Borrower has no set-off claim or other defense with respect to its obligations under the Note, the Agreement, and the other loan documents executed in connection therewith.

                             [Signatures to follow]

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

ATTEST:                         PNC BANK, NATIONAL ASSOCIATION


/s/ Michael E. Smith            By:      /s/ Dina S. Muth
--------------------                     ----------------
Title:   Vice President         Title:   Real Estate Officer


                                COLONIAL DOWNS, L.P., a Virginia limited partnership

ATTEST:                         By:      STANSLEY RACING CORP., a
                                         Virginia corporation, its sole general
                                         partner


/s/ Jim Weinberg                         By:      /s/ Jeffrey P. Jacobs
----------------                         -------------------------------
Title:   _________________________  Title:  CEO and President

                                     CONSENT

Each of the undersigned hereby consents as of the date first written above to this First Amendment to Deed of Trust Note and Construction Loan Agreement and ratifies and reaffirms its respective obligations under the Loan Documents, including without limitation, the Guaranties, the Pledge Agreements and the Subordination Agreement (Deed of Trust):


                                /s/ Jeffrey P. Jacobs
                                ---------------------
                                     JEFFREY P. JACOBS


                                /s/ Richard E. Jacobs
                                ---------------------
                                    RICHARD E. JACOBS


                                /s/ Jeffrey P. Jacobs
                                ---------------------
                                STANSLEY RACING CORP.

                                By: Jeffrey P. Jacobs
                                Title:  CEO and President


                                COLONIAL DOWNS HOLDINGS, INC.

                                By: /s/ Jeffrey P. Jacobs
                                -------------------------
                                Title:  CEO and President


                                CD ENTERTAINMENT, LTD.

                                By: Jacobs Entertainment, Ltd., its Manager

                                By: /s/ Jeffrey P. Jacobs
                                    ---------------------
                                Title: Manager

COMMONWEALTH OF PENNSYLVANIA        )
                                    )    SS.:
COUNTY OF ALLEGHENY                 )


                  On this, the 30th day of March, 1998, before me, a Notary Public, personally appeared Dina S. Muth, who acknowledged himself to be the Real Estate Officer of PNC BANK, NATIONAL ASSOCIATION, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the association by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             /s/ Karen Krzywicki
                                             -------------------
                                                  Notary Public

My Commission Expires:  July 23, 2001



COMMONWEALTH OF VIRGINIA   )
                           ) SS:
CITY OF RICHMOND           )

                  On this, the 18th day of March, 1998, before me, a Notary Public, personally appeared Jeffrey P. Jacobs, who acknowledged himself to be the President and Chief Executive Officer of STANSLEY RACING CORP., a Virginia corporation, the general partner of COLONIAL DOWNS, L.P., a Virginia limited partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as general partner of such limited partnership by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                               /s/ Rebecca S. Heath
                                               --------------------
                                                        Notary Public

My Commission Expires:  February 28, 2001

COMMONWEALTH OF VIRGINIA            )
                                    ) SS:
CITY OF RICHMOND                    )

         On this, the 18th day of March, 1998, before me, a Notary Public, personally appeared Jeffrey P. Jacobs, known to me (or satisfactory proven) to be the person whose name is subscribed to the within instrument, and acknowledged that such person executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              /s/ Rebecca S. Heath
                              --------------------
                                  Notary Public

My Commission Expires:  February 28, 2001

STATE OF OHIO                       )
                                    ) SS:
COUNTY OF CUYAHOGA                  )

        On this, the 24th day of March, 1998, before me, a Notary Public, personally appeared Richard E. Jacobs, known to me (or satisfactory proven) to be the person whose name is subscribed to the within instrument, and acknowledged that such person executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Judith A. Radovic
                                                     ---------------------
                                                           Notary Public

My Commission Expires:  May 2, 2001

COMMONWEALTH OF VIRGINIA            )
                                    ) SS:
CITY OF RICHMOND                    )

         On this, the 18th day of March, 1998, before me, a Notary Public, personally appeared Jeffrey P. Jacobs, who acknowledged himself to be the Manager of Jacobs Entertainment, Ltd., Manager of CD ENTERTAINMENT, LTD., an Ohio limited liability company, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as general partner of such partnership by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              /s/ Rebecca S. Heath
                              --------------------
                                  Notary Public

My Commission Expires:  February 28, 2001


COMMONWEALTH OF VIRGINIA   )
                           ) SS:
CITY OF RICHMOND           )

         Before me, a Notary Public, in and for said City and State, personally appeared Jeffrey P. Jacobs, President and Chief Executive Officer of COLONIAL DOWNS HOLDINGS, INC., a Virginia corporation, on behalf of the corporation, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         In Testimony Whereof, I have hereunto set my hand and official seal at 11:40 a.m. this 18th day of March, 1998.


                              /s/ Rebecca S. Heath
                              --------------------
                                   Notary Public

My Commission Expires:  February 28, 2001

COMMONWEALTH OF VIRGINIA   )
                           ) SS:
CITY OF RICHMOND           )

         Before me, a Notary Public, in and for said City and State, personally appeared Jeffrey P. Jacobs, President and Chief Executive Officer of STANSLEY RACING CORP., who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         In Testimony Whereof, I have hereunto set my hand and official seal at 11:40 a.m. this 18th day of March, 1998.


                              /s/ Rebecca S. Heath
                              --------------------
                                    Notary Public


My Commission Expires:  February 28, 2001